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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
WADDELL & REED FINANCIAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 21, 2005

To the Stockholders of
Waddell & Reed Financial, Inc.:

        Waddell & Reed Financial, Inc.'s 2005 Annual Meeting of Stockholders will be held in the William T. Morgan Auditorium at the executive offices of the Company, 6300 Lamar Avenue, Overland Park, Kansas 66202 at 10:00 a.m., local time, on Wednesday, April 27, 2005.

        At the annual meeting, we will ask you to (1) approve the election of the nominees shown in the accompanying Proxy Statement as directors, and (2) transact such other business as may properly come before the annual meeting or any adjournments thereof.

        The accompanying formal notice and Proxy Statement discuss matters which will be presented for a stockholder vote. We have also enclosed our 2004 Annual Report, which is not a part of the proxy soliciting materials. If you have any questions or comments about the matters discussed in the Proxy Statement or about the operations of the Company, we will be pleased to hear from you. It is important that your shares be voted at the annual meeting. If you are unable to attend the annual meeting in person and wish to have your shares voted, you may vote by telephone, Internet, or by filling in, signing and dating the enclosed proxy and returning it in the accompanying envelope as promptly as possible.

        We hope that you will take this opportunity to meet with us to discuss the results and operations of the Company for the 2004 fiscal year.

                      Sincerely,

                      Keith A. Tucker
                       Chairman of the Board
                      & Chief Executive Officer

                      Henry J. Herrmann
                       President & Chief Investment Officer

WADDELL AND REED FINANCIAL, INC.
6300 Lamar Avenue
Overland Park, Kansas 66202
(913) 236-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on April 27, 2005

To the Stockholders of
Waddell & Reed Financial, Inc.:

        I am pleased to give you notice that the 2005 Annual Meeting of Stockholders of Waddell & Reed Financial, Inc. (the "Company") will be held in the William T. Morgan Auditorium at the Company's executive offices located at 6300 Lamar Avenue, Overland Park, Kansas 66202 on Wednesday, April 27, 2005, at 10:00 a.m., local time.

        At the annual meeting, you will be asked to:

  1.
  Elect the nominees shown in the accompanying Proxy Statement as directors to hold office until the 2008 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

  2.
  Transact such other business as may properly come before the annual meeting or any adjournments thereof.

        These matters are more fully discussed in the accompanying Proxy Statement.

        The Board of Directors has fixed Wednesday, March 2, 2005, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting.

        All stockholders are cordially invited to attend the annual meeting in person. However, if you are unable to attend in person and wish to have your shares voted, YOU MAY VOTE BY TELEPHONE, INTERNET, OR BY FILLING IN, SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Regardless of how you deliver your proxy, you may revoke your proxy at any time before it is voted by submitting to the Secretary of the Company a written revocation or a proxy bearing a later date, or by attending the annual meeting and giving oral notice of your intention to vote in person.

        The annual meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the annual meeting or any adjournment thereof. Any business for which notice is hereby given may be terminated at any such adjourned meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Wendy J. Hills Vice President, Secretary & Associate General Counsel

        The accompanying Proxy Statement is dated March 21, 2005 and is first being mailed to stockholders on or about that date.

WADDELL & REED FINANCIAL, INC.

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by Waddell & Reed Financial, Inc. (the "Company"), on behalf of the Board of Directors (the "Board"), for the 2005 Annual Meeting of Stockholders. This Proxy Statement and the related proxy card are being distributed on or about March 21, 2005.

Summary Term Sheet

        The following summary highlights select information from this Proxy Statement and may not contain all of the information that is important to you. To better understand the nominees being solicited for director, you should carefully read this entire document and the other documents to which we refer to herein.

When And Where Is The Annual Meeting?

        The annual meeting will take place in the William T. Morgan Auditorium at our executive offices located at 6300 Lamar Avenue, Overland Park, Kansas 66202 at 10:00 a.m., local time, on Wednesday, April 27, 2005. See "Information Concerning the Annual Meeting—Date, Time and Place."

What Matters Will Be Voted Upon At The Annual Meeting?

        At the annual meeting you will be asked to:

  •
  Consider and vote upon a proposal to elect Alan W. Kosloff, Keith A. Tucker and Jerry W. Walton as directors to hold office for a term of three years, expiring at the close of the Annual Meeting of Stockholders in 2008.

  •
  Transact such other business as may properly come before the annual meeting or any adjournments thereof.

Who Is Entitled To Vote?

        Only stockholders of record at the close of business on Wednesday, March 2, 2005, which is the "record date," are entitled to notice of, and to vote at, the annual meeting.

What Stockholder Approval Is Necessary To Approve The Election Of Directors?

        The election of directors requires the affirmative vote of a plurality of the shares of our Class A common stock cast at the annual meeting.

If My Broker Holds My Shares In "Street Name," Will My Broker Vote My Shares For Me?

        Brokers who do not have instructions from their "street name" customers may not use their discretion in voting their customer's shares on non-routine matters. Because it is considered a routine matter, brokers will have discretionary authority to vote shares of our Class A common stock with respect to the election of directors (if beneficial owners fail to give voting instructions). You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. See "Information Concerning the Annual Meeting—Voting of Proxies."

May I Change My Vote After I Have Submitted My Proxy?

        Yes. To change your vote you can do any of the following:

  •
  Give notice of your changed vote to us in writing mailed to the attention of Wendy J. Hills, Secretary, at our executive offices.

  •
  Execute and deliver to us a subsequent proxy.

  •
  Attend the annual meeting and give oral notice of your intention to vote in person.

        You should be aware that simply attending the annual meeting would not in and of itself constitute a revocation of your proxy. See "Information Concerning the Annual Meeting—Revocability of Proxies."

What Do I Need To Do Now?

        First, read this Proxy Statement carefully. Then, you should, as soon as possible, submit your proxy by either executing and returning the paper proxy card or by voting electronically via the Internet or by telephone. Your shares represented by proxy will be voted in accordance with the directions you specify. If you submit an executed proxy to the Company, but fail to specify voting directions, your shares will be voted FOR the approval of the director nominees. See "Information Concerning the Annual Meeting—Voting of Proxies."

Who Can Help Answer My Questions?

        If you have questions concerning the proposal or the annual meeting, if you would like additional copies of this Proxy Statement, or if you need special assistance at the annual meeting, please call our Investor Relations office toll free at (800) 532-2757. In addition, information regarding the annual meeting is available via the Internet at our website www.waddell.com.

         YOU SHOULD CAREFULLY READ THIS PROXY STATEMENT (INCLUDING ITS ATTACHMENT) IN ITS ENTIRETY. The summary information provided above in "question and answer" format is for your convenience only and is merely a brief description of material information contained in this Proxy Statement.

INFORMATION CONCERNING THE ANNUAL MEETING

Date, Time and Place

        This Proxy Statement is being delivered to the Company's stockholders on or about March 21, 2005, in connection with the solicitation of proxies to be voted at the 2005 Annual Meeting of Stockholders to be held in the William T. Morgan Auditorium at the Company's executive offices located at 6300 Lamar Avenue, Overland Park, Kansas 66202 at 10:00 a.m., local time, on Wednesday, April 27, 2005.

Matters to be Voted Upon at the Annual Meeting

        At the annual meeting you will be asked to:

  •
  Consider and vote upon a proposal to elect the nominees Alan W. Kosloff, Keith A. Tucker and Jerry W. Walton as directors to hold office for a term of three years, expiring at the close of the Annual Meeting of Stockholders in 2008; and

  •
  Transact such other business as may properly come before the annual meeting or any adjournments thereof.

        Other than the election of directors, we are not aware of any other matters that may come before the annual meeting.

Record Date; Shares Entitled to Vote

        The Board has set the close of business on Wednesday, March 2, 2005, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. Each share of our Class A common stock will be entitled to one vote on all matters submitted for a vote at the annual meeting.

        As of the record date, there were approximately 82,830,218 shares of our Class A common stock issued and outstanding and entitled to be voted at the annual meeting.

Quorum

        The presence, either in person or by proxy, of the holders of at least a majority of the voting power of our issued and outstanding shares of Class A common stock is required to constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes, which are described in more detail below, are counted as shares present at the annual meeting for purposes of determining whether a quorum exists.

Vote Required for Approval of the Election of Directors

        The election of directors requires the affirmative vote of a plurality of the shares of our Class A common stock cast at the annual meeting. For purposes of this vote, a failure to vote, a vote to abstain, or withholding your vote (or a direction to your broker to do so) are not counted as votes cast, and therefore, will have no effect on the outcome of the election of directors.

        As of the record date, directors and executive officers of the Company beneficially owned (excluding currently exercisable options) an aggregate of approximately 3,465,663 shares of Class A common stock representing 4.2% of our Class A common stock issued and outstanding, and therefore, 4.2% of the voting power entitled to vote at the annual meeting. The Company believes that the directors and executive officers of the Company currently intend to vote their shares in favor of the election of the nominees Alan W. Kosloff, Keith A. Tucker and Jerry W. Walton as directors.

Voting of Proxies

        Shares represented by a properly executed proxy (in paper form, by Internet or by telephone) that is received on or before the time of the annual meeting, and not subsequently revoked, will be voted at the annual meeting or any adjournment or postponement thereof in the manner directed on the proxy. Keith A. Tucker and Henry J. Herrmann are named as proxies in the proxy form and have been designated by the Board as the directors' proxies to represent you and vote your shares at the annual meeting. All shares represented by a properly executed proxy on which no choice is specified will be voted (1) FOR the election of the nominees for director named in this Proxy Statement, and (2) in accordance with the proxy holders' best judgment as to any other business that may properly come before the annual meeting.

        This Proxy Statement is considered to be voting instructions for the trustees of the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan, the Torchmark Corporation Savings and Investment Plan, the Liberty National Life Insurance Company 401(k) Plan, and the Profit Sharing and Retirement Plan of Liberty National Life Insurance Company for our Class A common stock allocated to individual accounts under those plans. If account information is the same, participants in the plan (who are also stockholders of record) will receive a single proxy representing all of their shares. If a plan participant does not submit a proxy to us, the trustees of the plan in which shares are allocated to his or her individual account will vote such shares in the same proportion as the total shares in such plan for which directions have been received.

        Brokers who hold shares in "street name" for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters. Accordingly, absent specific voting instructions from the beneficial owners of such shares, brokers are not empowered to vote shares of our Class A common stock with respect to the approval of non-routine matters (so called "broker non-votes"). However, the election of directors is considered a non-routine matter, and therefore, brokers have discretionary authority to vote shares of our Class A common stock if beneficial owners fail to give voting instructions.

        Other than the election of directors, the Company's management is not aware of any other matters that may come before the annual meeting. If any other matters are properly presented at the annual meeting for action, Messrs. Tucker and Herrmann will vote on such matters in accordance with their best judgment.

Revocability of Proxies

        Any stockholder of record who has given a proxy may revoke it at any time prior to the annual meeting by delivering to the Secretary of the Company a written statement revoking it or by delivering a duly executed proxy bearing a later date. In addition, a proxy may be revoked by a stockholder by attending the annual meeting and giving oral notice of his or her intention to vote in person. Attendance at the annual meeting by a stockholder who has executed and delivered a proxy to the Company will not in and of itself constitute a revocation of that proxy.

Solicitation of Proxies

        Proxies will be solicited initially by mail. Further solicitation may be made in person or by telephone, electronic mail or facsimile. The Company will bear the expense of preparing, printing and mailing this Proxy Statement and accompanying materials to our stockholders. Upon request, the Company will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the annual meeting to the beneficial owners of our Class A common stock.

        YOUR VOTE IS IMPORTANT. YOU MAY VOTE BY TELEPHONE, INTERNET, OR BY FILLING IN, SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Our Bylaws provide that the number of directors will not be less than seven nor more than 15 with the exact number to be fixed by the Board. Our Certificate of Incorporation divides our Board into three classes, with the term of each class expiring in consecutive years. Currently, there are eight directors with three directors in Class I and Class III and two directors in Class II.

        Our Board nominates Alan W. Kosloff, Keith A. Tucker and Jerry W. Walton as Class I directors, to hold office for a term of three years, expiring at the close of the 2008 Annual Meeting of Stockholders or until their successors are elected and qualified. The Board believes these incumbent directors standing for re-election are well qualified and experienced to direct and manage the Company's operations and business affairs and will represent the interests of the stockholders as a whole. Biographical information on each of these nominees is set forth below in "Directors and Executive Officers of the Company."

        If any nominee becomes unavailable for election, which is not anticipated, the directors' proxies will vote for the election of such other person as the Board may nominate, unless the Board resolves to reduce the number of directors to serve on the Board and thereby reduce the number of directors to be elected at the annual meeting.

        THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED HEREIN.

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Number of Directors and Term of Directors and Executive Officers

        The Company's Bylaws provide that the number of directors will not be less than seven nor more than 15 with the exact number to be fixed by the Board. The Company's Certificate of Incorporation divides the Board into three classes of as equal size as possible, with the terms of each class expiring in consecutive years so that only one class is elected in any given year. Currently, there are eight directors with three directors in Class I and Class III and two directors in Class II.

        The stockholders of the Company elect successors for directors whose terms have expired at the Company's annual meeting. The Board appoints members to fill new membership positions and vacancies in unexpired terms on the Board. Pursuant to the Company's Bylaws, non-employee directors must retire from the Board at the close of the Annual Meeting of Stockholders following their 73rd birthday; executive officers of the Company are elected by the Board and hold office until their successors are elected and qualified or until the earlier of their death, retirement, resignation or removal.

Directors and Executive Officers

        The names of the directors and executive officers of the Company and their respective ages and positions are as follows:

Name	Age	Position
Thomas W. Butch	48	Senior Vice President and Chief Marketing Officer
Daniel P. Connealy	58	Senior Vice President and Chief Financial Officer
Henry J. Herrmann	62	President, Chief Investment Officer and Class III Director
Alan W. Kosloff	64	Class I Director
Dennis E. Logue	60	Class II Director
James M. Raines	65	Class III Director
Ronald C. Reimer	70	Class II Director
William L. Rogers	58	Class III Director
Mark A. Schieber	47	Vice President, Controller and Principal Accounting Officer
Daniel C. Schulte	39	Senior Vice President, General Counsel and Assistant Secretary
Michael D. Strohm	53	Senior Vice President and Chief Operations Officer
John E. Sundeen, Jr.	44	Senior Vice President and Treasurer
Keith A. Tucker	60	Chairman of the Board, Chief Executive Officer and Class I Director
Jerry W. Walton	58	Class I Director

        Set forth below is a description of the backgrounds of the executive officers, directors and nominees for director.

        Thomas W. Butch has been Senior Vice President and Chief Marketing Officer of the Company since November 1999. Previously, he was associated with Stein Roe & Farnham, Inc., Chicago, Illinois, an investment firm where he served in various positions from 1994-1999, including President of Mutual Funds, Senior Vice President of Marketing and Director of Public Relations.

        Daniel P. Connealy has been Senior Vice President and Chief Financial Officer of the Company since June 2004. Mr. Connealy has served as a director of Gold Banc Corp., Inc., Leawood, Kansas, a bank holding company, and the Frank Russell Investment Company mutual funds, Tacoma, Washington, since April 2003. Previously, he served as Vice President and Chief Financial Officer of Stilwell

Financial, Inc., Kansas City, Missouri, an asset management company (now known as Janus Capital Group) from June 2001 to March 2003. From May 1969 to May 2001 he served as a partner in the international accounting firm of PricewaterhouseCoopers LLP.

        Henry J. Herrmann has been a Director and President of the Company since March 1998 and Chief Investment Officer of the Company since March 1987. He is also a Director of the Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds, Inc. (formerly, known as "W&R Funds, Inc."), W&R Target Funds, Inc., and Waddell & Reed InvestEd Portfolios, Inc. and a Trustee of the Ivy Funds (formerly, known as "Ivy Fund"), all of which are mutual funds managed by the Company. Mr. Herrmann's term on the Board expires in 2007.

        Alan W. Kosloff has been a Director of the Company since January 2003. He has served as Chairman of Kosloff & Partners, LLC, Kansas City, Missouri, a consulting and investment firm since April 1996 and Chairman of Jones & Mitchell, Olathe, Kansas, an imprinted and licensed sportswear company since October 1997. Previously, Mr. Kosloff was Chairman, Chief Executive Officer and President of American Marketing Industries, Inc., Kansas City, Missouri, an apparel manufacturing, distribution, and marketing firm from 1976 to 1995. Mr. Kosloff is a nominee for director.

        Dennis E. Logue has been a Director of the Company since January 2002. He has served as Dean of the Michael B. Price College of Business at the University of Oklahoma since July 2001. Prior thereto, Mr. Logue held numerous business-oriented professorships, most recently at the Amos Tuck School, Dartmouth College from July 1974 to June 2001. Mr. Logue is also a Director of Abraxas Petroleum Corporation, San Antonio, Texas, a natural gas and crude oil exploration, development and production company. Mr. Logue's term on the Board expires in 2006.

        James M. Raines has been a Director of the Company since July 1998. He has served as President of James M. Raines and Company, San Antonio, Texas, an investment-banking firm since September 1988. Mr. Raines' term on the Board expires in 2007.

        Ronald C. Reimer has been a Director of the Company since March 2001. He is currently on the Board of Advisors and Chairman of the Investment Committee of Truman Medical Center Hospital, Kansas City, Missouri ("TMC"). He serves on the Board of Directors of the TMC Charitable Foundation and on the Management Committee of the TMC Professional and General Liability Self-Insurance Trust as Chairman of the Finance Committee. In addition, he is the co-founder of, and a teacher at, Kansas City Servant Leadership School. Previously, Mr. Reimer co-founded Reimer and Koger Associates, an investment counseling firm in Merriam, Kansas in 1973 and served as its President until his retirement in 1988. Mr. Reimer's term on the Board expires in 2006.

        William L. Rogers has been a Director of the Company since April 1998. He has served as Chairman of The Halifax Group, Dallas, Texas, an investment group, since 1999. In addition, he has been a Principal of Colony Capital, Inc., Los Angeles, California, an investment group, since 1992. Mr. Rogers' term on the Board expires in 2007.

        Mark A. Schieber has been Vice President and Controller of the Company since April 2002. He has served as Vice President and Controller of Waddell & Reed Financial Services, Inc. since December 2001 and as Vice President, Controller, Principal Accounting Officer and Principal Financial Officer of Waddell & Reed, Inc. since June 2002. Previously, he served as Assistant Vice President of Waddell & Reed, Inc. from January 1998 to June 2002. Mr. Schieber joined the Company in 1981.

        Daniel C. Schulte has been General Counsel since January 2000 and Senior Vice President and Assistant Secretary since April 2004. Prior thereto, he served as Vice President and Secretary of the Company from January 2000 to April 2004. From July 1998 to January 2000, he served as Assistant Secretary of the Company. Prior to joining the Company in 1998, Mr. Schulte was associated with the law firm of Klenda, Mitchell, Austerman and Zuercher LLC, in Wichita, Kansas. From 1992 to 1994,

Mr. Schulte practiced in the corporate tax group of the international accounting firm of Ernst & Young, LLP in Kansas City, Missouri.

        Michael D. Strohm has been Senior Vice President of the Company since January 1999 and Chief Operations Officer of the Company since March 2001. In addition, he has served as President of Waddell & Reed Services Company since 1999, Vice President of the Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds, Inc., W&R Target Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc., and the Ivy Funds since 2002, and President of Waddell & Reed, Inc. from 2001 to 2005. Mr. Strohm served as Senior Vice President of Waddell & Reed, Inc. from 1994 to 2001.

        John E. Sundeen, Jr.    has been Senior Vice President and Treasurer of the Company since July 1999 and served as Chief Financial Officer of the Company from June 1999 to June 2004. He has served as Executive Vice President and Chief Administrative Officer of Waddell & Reed Investment Management Company since June 2004; previously, he served as Senior Vice President from 1995 to June 2004 and as Head of Fixed Income within the Investment Management Division from 1994 to June 1999.

        Keith A. Tucker has been Chairman of the Board, Chief Executive Officer and a Director of the Company since March 1998. Previously, he served as Vice Chairman of the Company's predecessor, United Investors Management Company, from 1991 to 1992 and as its President and Chief Executive Officer from 1992 to March 1998; he also served as a Director and Vice Chairman of Torchmark Corporation. Mr. Tucker is also a Director of the Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds, Inc., W&R Target Funds, Inc., and Waddell & Reed InvestEd Portfolios, Inc. and a Trustee of the Ivy Funds. Mr. Tucker is a nominee for director.

        Jerry W. Walton has been a Director of the Company since April 2000. He has been Executive Vice President of Finance and Administration and Chief Financial Officer of J.B. Hunt Transport Services, Inc., Lowell, Arkansas, a transportation logistics provider, since 1991. Prior thereto, Mr. Walton served as a tax partner with KPMG LLP, with whom he had been employed since 1968. Mr. Walton is a nominee for director.

        There are no family relationships among any of the Company's executive officers, directors, or nominees for director.

CORPORATE GOVERNANCE

        We believe that good corporate governance helps to ensure that the Company is managed for the long-term benefit of our stockholders. During the past year, we continued to review our corporate governance policies and practices, the recently adopted and proposed corporate governance rules and regulations of the Securities and Exchange Commission (the "SEC"), and the revised corporate governance standards of the New York Stock Exchange (the "NYSE"), the stock exchange on which our Class A common stock is traded.

        You can access and print the charters of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (the "Corporate Governance Committee"), as well as our Corporate Governance Guidelines, Corporate Code of Business Conduct and Ethics, Whistleblower Policy, and other Company polices and procedures required by applicable law or regulation on the "Corporate Governance" page of the "Corporate" section of our website at www.waddell.com. Additionally, you can request copies of any of these documents by writing to our Secretary at the following address:

Waddell & Reed Financial, Inc.
6300 Lamar Avenue
Overland Park, KS 66202
Attn: Corporate Secretary

Director Independence

        The Board is composed of a majority of directors who satisfy the criteria for independence under Sections 303A.02(a) and (b) of the NYSE corporate governance standards. In determining independence, each year the Board affirmatively determines, among other items, whether the directors have no "material relationship" with the Company or any of its subsidiaries pursuant to Section 303A.02(a) of the NYSE corporate governance standards. When assessing the "materiality" of a director's relationship with the Company, if any, the Board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation, and the frequency or regularity of the services, whether the services are being carried out at arm's length in the ordinary course of business and whether the services are being provided substantially on the same terms to the Company as those prevailing at the time from unrelated parties for comparable transactions. Material relationships can include commercial, banking, industrial, consulting, legal, accounting, charitable and familial relationships.

        Applying the independence standards set forth in Sections 303A.02(a) and (b) of the NYSE corporate governance standards, the Board has determined that Alan W. Kosloff, Dennis E. Logue, James M. Raines, Ronald C. Reimer, William L. Rogers and Jerry W. Walton are all independent directors. After due consideration, the Board has determined that none of these non-management directors have a material relationship with the Company or any of its subsidiaries (either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with the Company or any of its subsidiaries) and they all meet the criteria for independence under the NYSE corporate governance standards. In particular, the Board considered the business transaction between the Company and William L. Rogers described below under "Certain Relationships and Related Transactions."

Board Composition and Director Qualifications

        The Corporate Governance Committee periodically assesses the appropriate size and composition of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Corporate Governance Committee will review and assess potential director candidates. The Corporate Governance Committee utilizes various methods for identifying and evaluating candidates for director. Candidates may come to the attention of the Corporate Governance Committee through recommendations of Board members, management, stockholders or professional search firms. Generally, director candidates should, at a minimum:

  •
  Possess relevant business and financial expertise and experience, including a basic understanding of financial statements;

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  Have exemplary character and integrity and be willing to work constructively with others;

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  Have sufficient time to devote to Board meetings and consultation on Board matters; and

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  Be free of conflicts of interest that violate applicable law or interfere with director performance.

        In addition, the Corporate Governance Committee seeks director candidates who possess qualities and skills including, but not limited to, the following:

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  The capacity and desire to represent the interests of the Company's stockholders as a whole;

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  Occupational experience and perspective that, together with other directors, will enhance the quality of the Board;

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  Leadership experience and sound business judgment;

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  Accomplishments in their respective field, with superior credentials and recognition;

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  The ability to contribute to the mix of skills, core competencies and qualifications of the Board through expertise in one or more of the following areas: accounting and finance, mergers and acquisitions, investment management, business and management, law, academia, strategic planning, investor relations, executive leadership development and executive compensation;

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  Service as a senior officer of, or a trusted advisor to senior management of, a publicly-held company; and

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  Knowledge of the critical aspects of the Company's business and operations.

        The director qualifications set forth above are general in nature and may be modified by the Board or the Corporate Governance Committee from time to time as the Board or the Corporate Governance Committee deems appropriate.

Director Recommendations By Stockholders

        In addition to recommendations from Board members, management or professional search firms, the Corporate Governance Committee will consider director candidates properly submitted by stockholders who individually or as a group have owned at least two percent of the outstanding shares of the Company's Class A common stock for at least one year from the date the recommendation is submitted. Stockholders must submit director candidate recommendations in writing by certified mail to the Company's Secretary not less than 120 days prior to the first anniversary of the date of the proxy statement relating to the Company's previous annual meeting. Accordingly, for the 2006 Annual Meeting of Stockholders, director candidates must be submitted to the Company's Secretary by November 21, 2005. Director candidates submitted by stockholders must contain at least the following information:

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  The name and address of the recommending stockholder;

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  The number of shares of the Company's Class A common stock beneficially owned by the recommending stockholder and the dates such shares were purchased;

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  The name, age, business address and residence of the candidate;

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  The principal occupation or employment of the candidate for the past five years;

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  A description of the candidate's qualifications to serve as a director, including financial expertise, and why the candidate does or does not qualify as "independent" under the NYSE corporate governance standards;

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  The number of shares of the Company's Class A common stock beneficially owned by the candidate, if any; and

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  A description of any arrangements or understandings between the recommending stockholder and the candidate, if any, or any other person pursuant to which the recommending stockholder is making the recommendation.

        In addition, the recommending stockholder and the candidate must submit, with the recommendation, a signed statement agreeing and acknowledging that:

  •
  The candidate consents to being a director candidate and, if nominated and elected, he/she will serve as a director representing all of the Company's stockholders in accordance with applicable laws and the Company's Certificate of Incorporation and Bylaws;

  •
  The candidate, if elected, will comply with the Company's corporate governance guidelines and any other applicable rule, regulation, policy or standard of conduct applicable to the Board or its individual members;

  •
  The recommending stockholder will maintain beneficial ownership of at least two percent of the Company's issued and outstanding common stock through the date of the annual meeting for which the candidate is being recommended for nomination and that, upon such candidate's nomination and election to the Board, the recommending stockholder intends to maintain such ownership throughout the candidate's term as director; and

  •
  The recommending stockholder and the candidate will promptly provide any additional information requested by the Corporate Governance Committee and/or the Board to assist in the consideration of the candidate; including, without limitation, a completed and signed Questionnaire for Directors and Officers on the Company's standard form and an interview with the Corporate Governance Committee or its representative.

        For a complete list of the information that must be included in director recommendations submitted by stockholders, please see the "Policy Regarding Director Recommendations By Stockholders" on the "Corporate Governance" page of the "Corporate" section of our website at www.waddell.com. The Corporate Governance Committee will consider all director candidates submitted through its established processes, and will evaluate each of them, including incumbents, based on the same criteria. However, the Corporate Governance Committee may prefer incumbent directors and director candidates who they know personally or that have relevant industry experience and in-depth knowledge of the Company's business and operations.

        The policies and procedures set forth above are intended to provide flexible guidelines for the effective functioning of the Company's director nomination process. The Board intends to review these policies and procedures periodically and anticipates that modifications may be necessary from time to time as the Company's needs and circumstances change.

Communications with the Board

        Stockholders may communicate with the Board, Board committees, non-management directors as a group and individual directors by submitting their communications in writing to the attention of the

Company's Secretary. All communications must identify the recipient, author, state that the author is a stockholder of the Company and be forwarded by certified mail to the following address:

Waddell & Reed Financial, Inc.
6300 Lamar Avenue
Overland Park, KS 66202
Attn: Corporate Secretary

        The directors of the Company, including the non-management directors, have directed the Secretary not to forward to the intended recipient any communications that are reasonably determined in good faith by the Secretary to relate to improper or irrelevant topics.

Board Meetings

        The Board held five meetings during the 2004 fiscal year. All directors attended at least 75% of the Board meetings. The Board also acted by unanimous written consent on three occasions in 2004. The Company has adopted a Director Attendance Policy to stress the importance of attendance, director preparedness, and active and effective participation at Board and committee meetings. All of the directors attended the 2004 Annual Meeting of Stockholders and the 2004 Annual Meeting of Directors.

        Additionally, the non-management directors of the Board hold regularly scheduled executive sessions. In 2004, the non-management directors held two executive sessions with director Dennis E. Logue serving as chairman of these sessions.

Board Committees

        Standing committees of the Board include the Audit Committee, the Compensation Committee, the Corporate Governance Committee and the Executive Committee. Committee members are appointed annually by the Board and serve until their successors are appointed and qualified or until their earlier resignation or removal.

        Upon recommendation of the Corporate Governance Committee, on March 1, 2005 the Board appointed the following members to serve on these committees:

  •
  Audit, comprised of Alan W. Kosloff, Dennis E. Logue and Ronald C. Reimer. Mr. Logue will serve as Chairman of the Audit Committee.

  •
  Compensation, comprised of Alan W. Kosloff, James M. Raines and Jerry W. Walton. Mr. Kosloff will serve as Chairman of the Compensation Committee.

  •
  Corporate Governance, comprised of Alan W. Kosloff, Dennis E. Logue, James M. Raines, Ronald C. Reimer, William L. Rogers and Jerry W. Walton. Mr. Rogers will serve as Chairman of the Corporate Governance Committee and also chairs the executive sessions held by the non-management directors.

  •
  Executive, comprised of Henry J. Herrmann, William L. Rogers and Keith A. Tucker. Mr. Tucker chairs the Executive Committee.

        Audit Committee.    The Audit Committee (1) appoints, terminates, retains, compensates, and oversees the work of the independent auditors, (2) pre-approves all audit, review and attest services and permitted non-audit services provided by the independent auditors, (3) oversees the performance of the Company's internal audit function, (4) evaluates the qualifications, performance and independence of the independent auditors, (5) reviews external and internal audit reports and management's responses thereto, (6) oversees the integrity of the financial reporting process, system of internal accounting controls, and financial statements and reports of the Company, (7) oversees the

Company's compliance with legal and regulatory requirements, (8) reviews the Company's annual and quarterly financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" set forth in periodic reports filed with the SEC, (9) discusses with management earnings press releases, (10) meets with management, the internal auditors, the independent auditors and the Board, (11) provides the Board with information and materials as it deems necessary to make the Board aware of significant financial, accounting and internal control matters of the Company, (12) oversees the receipt, investigation, resolution and retention of all complaints submitted under the Company's Whistleblower Policy, and (13) otherwise complies with its responsibilities and duties as set forth in the Company's Audit Committee Charter. The Audit Committee Charter and the Company's Whistleblower Policy can be found on the "Corporate Governance" page of the "Corporate" section of our website at www.waddell.com. The Audit Committee Charter is also attached as Appendix A to this Proxy Statement.

        The Board has determined that all three members of the Audit Committee satisfy the independence and other requirements for audit committee membership of Sections 303A.02, 303A.06, and 303A.07 of the NYSE corporate governance standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has also made the determination that Messrs. Kosloff, Logue and Reimer have the attributes of a financial expert as set forth in Item 401(h) of Regulation S-K. The Board determined that these members acquired such attributes through their experience in preparing, auditing, analyzing or evaluating financial statements containing accounting issues as generally complex as the Company's financial statements, or actively supervising one or more persons engaged in such activities, and their experience of overseeing or assessing the performance of companies and public accountants with respect to the preparation, auditing or evaluation of financial statements. The Audit Committee met seven times in 2004. All of the members attended at least 75% of the meetings of this committee. The Audit Committee also acted by unanimous written consent on one occasion in 2004. For additional information concerning the Audit Committee, see "Report of the Audit Committee."

        Compensation Committee.    The Compensation Committee (1) determines the compensation of the senior executive officers and other key employees of the Company, including the Company's Chief Executive Officer, (2) assists in developing and reviewing the annual performance goals and objectives of the senior executive officers and other key employees of the Company, including the Company's Chief Executive Officer, (3) reviews and approves compensation recommendations for the Company's outside directors, (4) assesses the adequacy and competitiveness of the Company's executive compensation program, and (5) administers the Company's incentive compensation and other equity-based compensation plans. The Compensation Committee Charter can be found on the "Corporate Governance" page of the "Corporate" section of our website at www.waddell.com.

        None of the individuals serving on the Compensation Committee has ever been an officer or employee of the Company. The Board has determined that all of the members of the Compensation Committee satisfy the independence requirements of Rule 303A.02 of the NYSE corporate governance standards. The Compensation Committee met four times in 2004 with all of the members in attendance. The Compensation Committee also acted by unanimous written consent on two occasions in 2004. For additional information concerning the Compensation Committee, see "Report of the Compensation Committee."

        Corporate Governance Committee.    The Corporate Governance Committee (1) develops and maintains the Company's Corporate Governance Guidelines, (2) assists the Board in identifying, screening and recruiting qualified individuals to become Board members, (3) proposes nominations for Board membership and committee membership, (4) assesses the composition of the Board and its committees, (5) develops and oversees compliance with the Company's Corporate Code of Business Conduct and Ethics, and (6) oversees the Company's directors' performance. The Nominating and

Corporate Governance Committee Charter can be found on the "Corporate Governance" page of the "Corporate" section of our website at www.waddell.com.

        The Board has determined that all of the members of the Corporate Governance Committee satisfy the independence requirements of Rule 303A.02 of the NYSE corporate governance standards. In 2004, the Corporate Governance Committee met three times with all members in attendance. The Corporate Governance Committee also acted by unanimous written consent on one occasion in 2004.

        Executive Committee.    The Executive Committee may exercise certain powers of the Board between scheduled Board meetings and may perform such duties as the Board may authorize from time to time. The Executive Committee did not meet in 2004.

Compensation of Directors

        Directors who are not officers or employees of the Company or its subsidiaries ("Outside Directors") receive an annual retainer of $40,000, fees of $2,000 for each Board meeting attended and $1,500 for each committee meeting attended, as applicable. The Chairman of each committee receives an additional $500 per committee meeting. Outside Directors are also reimbursed for travel and lodging expenses incurred in attending meetings. Outside Directors are not compensated for the execution of written consents in lieu of Board and committee meetings.

        Outside Directors are granted 5,000 shares of the Company's restricted Class A common stock upon their initial appointment to the Board. Thereafter, following the first year of service, Outside Directors are granted an annual formula-based award consisting of either 4,500 non-qualified stock options or 1,500 shares of restricted stock, as the Board determines in its discretion under the Company's 1998 Stock Incentive Plan, as amended and restated (the "Stock Incentive Plan"). Under the Stock Incentive Plan, the Board may also award Outside Directors non-qualified stock options or restricted stock on a non-formula basis at such times as it determines appropriate. In 2004, the Board granted Outside Directors an annual formula-based award of 1,500 shares of restricted stock and a discretionary award of an additional 333 shares of restricted stock. These restricted shares do not have an exercise price and vest in one-third increments annually, beginning on the second anniversary of the grant date.

        Additionally, Outside Directors may annually elect to defer all or a portion of their annual compensation into an interest-bearing account under the Company's 1998 Non-Employee Director Stock Award Plan, as amended (the "NED Plan"), which may subsequently be converted into restricted stock. In 2004, Messrs. Kosloff, Logue, Reimer and Walton made this election and their deferred compensation was converted into 1,229, 2,577, 3,239 and 2,456 shares of restricted stock, respectively. These restricted shares do not have an exercise price and vest in one-third increments annually, beginning on the second anniversary of the grant date.

        At their election, Outside Directors and their spouses are also eligible to participate in the Company's group health insurance plan, a portion of the premiums for which are paid by the Company. To date, Messrs. Kosloff, Raines, and Reimer have made such an election. Additionally, Messrs. Logue and Walton were permitted to use Company aircraft for transportation in seeking medical treatments on a limited number of occasions, the aggregate incremental cost of which was determined to be $9,700 and $5,291, respectively.

        Directors who are officers or employees of the Company or its subsidiaries waive receipt of all fees, including the annual retainer, for attending Board meetings and committee meetings. Officer or employee directors are reimbursed for travel and lodging expenses incurred in attending the meetings only.

Code of Business Conduct and Ethics

        The Board has adopted a Corporate Code of Business Conduct and Ethics that applies to all of the Company's directors, officers and employees. The purpose and role of this code is to focus our directors and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct, and to help enhance and formalize our culture of integrity, honesty, and accountability. The Company will post on the "Corporate Governance" page of the "Corporate" section of its website at www.waddell.com any amendments or waivers of any provision of this code made for the benefit of senior executive officers or directors of the Company.

Corporate Governance Guidelines

        The Board has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities to the Company and its stockholders. The guidelines address, among other items, director responsibilities, Board committees and director compensation.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires each director, officer and any individual beneficially owning more than 10% of the Company's Class A common stock to file with the SEC reports of security ownership and reports on subsequent changes in ownership. These reports are generally due within two business days of the transaction giving rise to the reporting obligation.

        To the Company's knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons during 2004, except that due to administrative errors, Robert J. Williams, Jr., a former Section 16 reporting person, did not timely file one report reporting one reportable transaction, James M. Raines did not timely file one report reporting six reportable transactions, and Keith A. Tucker did not timely file one report reporting an aggregate of 20 reportable transactions related to his participation in the Company's annual stock option restoration program (the "SORP"). For additional information concerning Mr. Tucker's participation in the SORP, see "Stock Option Grant Table."

Certain Relationships and Related Transactions

        In January 2000, the Company committed to invest up to $5 million by June 29, 2009 in a limited partnership interest in Halifax Capital Partners, L.P., a domestic investment group with $200 million in partnership commitments. The commitment period expires June 30, 2009, but may be extended to June 30, 2011. As of March 1, 2005, the Company had invested $2,968,691. William L. Rogers, a Director of the Company, is a general partner in Halifax Genpar, L.P., the Chairman of Halifax Capital Partners, L.P., and has investment participation in Halifax Capital Partners, L.P. The Board has determined that the Company has a customary relationship with Halifax Capital Partners, L.P. that is carried on in the ordinary course of business on an arms-length basis and that such relationship does not preclude Mr. Rogers from being deemed independent under Section 303A.02(a) and (b) of the NYSE corporate governance standards.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

        In December 2001, the Company entered into Change in Control Employment Agreements with Messrs. Tucker and Herrmann. The agreements, which contain identical terms, provide that if after a "change in control" occurs, the executive's employment is terminated (1) by the Company without "cause," or (2) by the executive with "good reason," which includes the employee's resignation for any reason during the 30-day period immediately following the six-month anniversary of the "change in control," the executive will receive (i) all earned or accrued compensation through the termination date, (ii) a lump sum cash payment equal to 2.99 times his base salary and annual bonus, in addition to a gross-up payment to pay for any applicable excise taxes, (iii) all vested equity-based awards granted under the Company's stock incentive plans, which will be deemed to be exercisable for the remainder of their respective terms, (iv) continuation of benefits for the executive and his dependents under the Company's insurance and benefit plans for three years, (v) a pro rata payment of the executive's target annual cash bonus as of the termination date, (vi) an amount equal to the excess of the actuarial equivalent of the benefits the executive would have received under the Company's Retirement Income Plan and Supplemental Executive Retirement Plan had his employment with the Company continued for three years after the date of termination over the actuarial equivalent of his benefits actually paid or payable under such plans, and (vii) outplacement services. In addition, the Company will pay or provide the executive any other amounts or benefits required to be paid or provided or that the executive is eligible to receive under any other plan, program, policy, practice, contract or agreement of the Company in accordance with the applicable terms. Generally, under these agreements, a "change in control" will be deemed to have occurred when (1) any person acquires 20% or more of the voting power of the Company, (2) during any period of two consecutive years, a majority of the Board members change, unless the new directors are elected or recommended by at least two-thirds of the existing Board members, or (3) the acquisition of the Company. Generally, under the agreements, "cause" means the executive (1) materially engaged in willful misconduct or dishonesty, (2) was convicted of a felony, or (3) materially breached the agreement. Generally, under the agreements, "good reason" means (1) a material diminution in the executive's position, title, or nature of responsibilities or authority, (2) a reduction in the executive's compensation or benefits or the failure of the Company to increase the executive's compensation at a rate commensurate with that of other senior executive officers of the Company, (3) relocating the executive, (4) the Company materially breaching the agreement, or (5) as explained above, the executive's resignation of employment with the Company for any reason during the 30-day period immediately following the six-month anniversary of the "change in control." The agreements also contain confidentiality provisions.

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ending December 31, 2004, none of the Company's executive officers served on the board of directors of any entities whose directors or officers serve on the Company's Compensation Committee. No current or past executive officers of the Company serve on the Compensation Committee.

PRINCIPAL STOCKHOLDERS OF THE COMPANY

        The following table lists all persons known to be the beneficial owner of more than 5% of the Company's Class A common stock as of December 31, 2004.

Name and Address	Number of Shares	Percent of Class
T. Rowe Price Associates, Inc.(1) 100 E. Pratt Street Baltimore, MD 21202	7,522,182	9.0%
Ariel Capital Management, LLC(2) 200 E. Randolph Drive, Suite 2900 Chicago, IL 60601	12,369,263	14.96%

(1)
These shares are owned by various individuals and institutional investors including T. Rowe Price Mid-Cap Growth Fund, Inc. (which owns 4,225,000 shares of Class A common stock, representing 5.1% of the Class A shares outstanding) for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be the beneficial owner of such securities; however, Price Associates expressly disclaims beneficial ownership of such securities. Information relating to this stockholder is based on the stockholder's Schedule 13G, Amendment No. 9, filed with the SEC on February 14, 2005.

(2)
These shares are owned by various investment advisory clients for whom Ariel Capital Management, LLC serves as investment adviser. Information relating to this stockholder is based on the stockholder's Schedule 13G, Amendment No. 2, filed with the SEC on February 14, 2005.

EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

        Notwithstanding anything to the contrary set forth in any filings of Waddell & Reed Financial, Inc. (the "Company") under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act") that might incorporate future filings by reference, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee shall not be incorporated by reference into any such filings, and shall not be deemed soliciting material as filed under the Securities Act or the Exchange Act.

        The Compensation Committee is comprised of Jerry W. Walton, Chairman, Alan W. Kosloff and James M. Raines, none of whom are officers or employees of Waddell & Reed Financial, Inc. (the "Company") and all of whom have been determined by the Board of Directors of the Company (the "Board") to be independent pursuant to Section 303A.02 of the corporate governance standards of the New York Stock Exchange (the "NYSE"), the exchange on which the Company's Class A common stock is traded. The Compensation Committee operates under a written charter adopted by the Board, a copy of which is available on the "Corporate Governance" page of the "Corporate" section of the Company's website at www.waddell.com. In carrying out its responsibilities, the Compensation Committee, among other things:

  •
  Sets the annual salaries and bonuses of the Chief Executive Officer, senior executive officers and other key employees for the current year;

  •
  Reviews annual goals and rewards outstanding annual performance of the Chief Executive Officer, senior executive officers and other key employees of the Company;

  •
  Grants equity compensation awards under the Company's 1998 Stock Incentive Plan, as amended and restated (the "Stock Incentive Plan") and the Company's 1998 Executive Deferred Compensation Stock Award Plan, as amended and restated (the "EDC Plan"), which are generally performance-based awards deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code");

  •
  Establishes and certifies the achievement of performance goals under the Company's 2003 Executive Incentive Plan, as amended (the "Executive Incentive Plan");

  •
  Determines the senior executive officers eligible to participate in the Executive Incentive Plan, the EDC Plan, and the Company's Supplemental Executive Retirement Plan, as amended (the "SERP"); and

  •
  Administers other Company compensation programs.

        In 2004, the Compensation Committee retained Frederic W. Cook & Co., Inc. to review certain of its executive compensation policies and practices. The Compensation Committee met four times in 2004, three occasions of which were to discuss the salaries, bonuses, and other compensation of the senior executive officers and other key employees of the Company, including the Chairman and Chief Executive Officer. The Compensation Committee also acted by unanimous written consent on two occasions in 2004.

General Compensation Policy

        The Compensation Committee acknowledges that the investment management and financial services industries are highly competitive and that experienced professionals have significant career mobility. The Compensation Committee believes that the ability to attract, retain, and provide appropriate incentives for professional personnel, including the senior executive officers and other key employees of the Company, is essential to maintaining the Company's competitive position in the industries in which it operates, and thereby provide for the long-term success of the Company.

        The Company's executive compensation program is designed to provide fair compensation to executives based on their performance and contributions to the Company, provide incentives to attract and retain key executives, and instill a long-term commitment to the Company through Company ownership, all in a manner consistent with stockholder interests.

        The executive compensation package has three main components: (1) base salary, which is reviewed annually, (2) equity compensation consisting of stock options and/or restricted stock, and (3) incentive payments under the Executive Incentive Plan, which may be earned annually depending on the Company's achievement of pre-established performance goals.

        The EDC Plan permits eligible executives to elect to defer salary and annual bonus into an interest-bearing account and to subsequently, within a limited time period, elect to convert all or a portion of such deferred compensation into restricted stock of the Company in lieu of cash. The Compensation Committee sets the exercise price of restricted stock, if any, in its discretion and the restricted stock typically vests in one-third increments annually, beginning on the second anniversary of the grant date. For 2004, the Compensation Committee designated seven executives, including Keith A. Tucker and Henry J. Herrmann, eligible to participate in the EDC Plan and designated Messrs. Tucker and Herrmann eligible to participate in the SERP.

        For 2004, the Compensation Committee reviewed and approved the salary of Keith A. Tucker, the Company's Chief Executive Officer. As part of its oversight of the Company's compensation programs, the Compensation Committee also approved the non-employee directors' fees and the salaries paid to other senior executive officers and key employees of the Company during 2004.

Base Salary

        The Compensation Committee believes that competitive levels of cash compensation, together with equity and other incentive programs, are necessary for the motivation and retention of the Company's executives. Consistent with compensation practices generally applied in the investment management and financial services industries with which the Company competes for employees, base salaries for senior executive officers are intended to form a lower percentage of total cash compensation with the major portion of cash compensation intended to be earned from payments made under the Executive Incentive Plan, provided, of course, that the performance goals established under that plan are met. Generally, executive base salaries are not directly related to specific measures of corporate performance, but are determined by tenure of service, current job responsibilities, the relative salaries of peers in the investment management and financial services industries, and to a lesser extent, upon a subjective evaluation of each executive's contribution to the Company's corporate and financial goals and objectives.

Equity Compensation Program

        Shares of restricted stock and stock options of the Company are granted under the Stock Incentive Plan in an effort to link executives' future compensation to the long-term financial success of the Company, as measured by stock performance. These equity incentive awards are intended to attract and retain employees who contribute to the Company's success, to provide incentives to enhance job performance of executives, and to enable those persons to participate in the long-term success and growth through an equity interest in the Company. To this end, the Compensation Committee grants restricted stock, and to a lesser extent, non-qualified stock options to senior executive officers and other key employees of the Company. The total number of shares of restricted stock or stock options that may be awarded to such officers and key employees is within the discretion of the Compensation Committee and is generally based on the Company's performance and the individual's current level of compensation. The number of shares of restricted stock or stock options previously granted to an individual is not a substantial consideration in determining the amount of awards granted to that individual in the future.

        In 2002, the Compensation Committee began granting restricted stock in lieu of stock options under the Stock Incentive Plan. The Compensation Committee believes restricted stock awards are currently more effective than stock options in achieving the Company's compensation objectives, as restricted stock is subject to less market volatility and is less dilutive to the Company's stock. Employees realize immediate value as restricted stock awards vest, with such value increasing as the Company's stock performance increases.

        Generally, restrictions placed on restricted stock awards lapse in one-third increments on each of the second, third and fourth anniversaries of the grant date and the exercise price, if any, of shares of restricted stock is determined by the Compensation Committee in its discretion.

        The Compensation Committee anticipates granting restricted stock awards in lieu of stock options for the foreseeable future, but in the event stock options are granted, such stock options will be granted with an exercise price equal to 100% of the fair market value of the Company's Class A common stock on the grant date and generally, will be exercisable to the extent of one-third of the shares on the second, third and fourth anniversary of the grant date. The exercise price of stock options may be satisfied with cash or previously owned Company stock for payment or through a cashless simultaneous exercise and sale program.

        Although the Company intends to issue restricted stock in lieu of stock options for the foreseeable future, the Company will continue to honor its obligations under its stock option restoration program (the "SORP"), a feature contained in the Company's equity compensation plans allowing for the use of this feature on the first trading day of August of each year. Pursuant to the SORP, participants exercising certain stock options by making payment of the exercise price with previously owned common stock of the Company are entitled to receive an additional stock option award equal to the sum of the number of shares exchanged in payment of the exercised stock option and the number of shares surrendered to cover the associated tax liabilities, if any. In 2004, the Compensation Committee issued stock options for an aggregate of 146,650 shares of common stock, all of which were granted to 15 participants pursuant to their participation in the SORP.

Incentive Payments

        Incentive payments are made under the Executive Incentive Plan upon achievement of pre-established performance goals. Incentive payments are made in the form of cash, stock options, restricted stock or a combination thereof, at the discretion of the Compensation Committee. Incentive payments awarded pursuant to the achievement of pre-established performance goals in the form of stock options or restricted stock are awarded from the shares reserved for issuance under the SIP Plan. Additionally, the Compensation Committee may, in its sole discretion, direct that all or a portion of the cash incentive payments payable under the Executive Incentive Plan be paid in restricted stock or stock options in lieu of cash and any such shares of restricted stock or stock options are awarded from the shares reserved for issuance under the EDC Plan.

        For the 2004 fiscal year, cash incentive awards and awards of restricted stock could be awarded upon the achievement of established performance goals as adopted by the Compensation Committee in the first quarter of 2004. For each executive, cash awards are calculated based upon a designated percentage of a formula incentive pool, which the Compensation Committee established as four percent of the Company's 2004 adjusted operating income. Each executive's award of restricted stock is based upon similar designated percentages of the aggregate restricted stock award amount available for issuance to participants upon the attainment of a targeted adjusted return on equity. For 2004, the Compensation Committee set the aggregate restricted stock award available for issuance to the

Company's senior executive officer's at 400,000 shares upon the attainment of a 40% adjusted return on equity.

        The Compensation Committee, in its discretion, designates the senior executive officers and other key employees of the Company that are eligible to receive incentive awards, as well as sets the percentage of the incentive award each participant is entitled to earn upon achievement of the performance goals. Additionally, notwithstanding the achievement of the pre-established performance goals, the Compensation Committee reserves the right to reduce or eliminate entirely the amount of incentive awards payable to any participant in its discretion, but any such reduction may not increase the awards of another participant. As discussed above, the Compensation Committee may also direct that all or a portion of the incentive awards payable under the Executive Incentive Plan be paid in restricted stock or stock options in lieu of cash. For 2004, designated participants were allocated percentages of the aggregate awards ranging from a low of 10% to a high of 25%. For 2004, Mr. Tucker was entitled to receive up to 25% of the aggregate cash awards and restricted stock awards granted under the Executive Incentive Plan. However, for all senior executive officers, including Mr. Tucker, the Compensation Committee exercised its discretion to award cash and restricted stock incentive awards of amounts less than the maximum amounts the executives were eligible to receive. For the 2004 fiscal year, the Company paid aggregate cash incentive awards of $4,350,000 and granted aggregate restricted stock awards of 275,000 shares to the seven executive officers participating in the Executive Incentive Plan.

Compensation of the Chief Executive Officer

        For 2004, Keith A. Tucker, the Company's Chief Executive Officer, received a base salary of $800,016, which has remained unchanged since 1997. Additionally, Mr. Tucker received a cash incentive payment under the Executive Incentive Plan of $1.2 million and an award of 75,000 shares of restricted stock to be granted April 2, 2005 under the Stock Incentive Plan. Pursuant to his participation in the SORP, Mr. Tucker received stock options to purchase 132,573 shares of Class A common stock, which is equal to the number of shares of the Company's Class A common stock Mr. Tucker tendered to exercise stock options and the number of shares surrendered to cover the associated tax liabilities, as described above. Mr. Tucker also participated in the Company's SERP, pursuant to which $300,000 was contributed to his SERP account in 2004.

        Mr. Tucker's base salary is not directly related to specific measures of corporate performance, but is determined by his tenure of service, current job responsibilities, the relative salaries of his peers in the investment management and financial services industries and, to a lesser extent, upon a subjective evaluation of his contribution to the Company's corporate and financial goals and objectives. Mr. Tucker's annual incentive payment under the Executive Incentive Plan was designated at a maximum of 25% of the aggregate awards of cash and restricted stock granted under the Executive Incentive Plan, as more fully described above. However, the Compensation Committee exercised its discretion to award Mr. Tucker cash and restricted stock incentive awards of amounts less than the maximum amounts he was eligible to receive. Restricted stock and stock options awarded to Mr. Tucker, if any, under the Stock Incentive Plan are not necessarily directly tied to specific measures of corporate performance, and therefore, may not always be deductible by the Company under Section 162(m) of the Code.

        In 2004, the Compensation Committee retained Frederic W. Cook & Co., Inc. to review Mr. Tucker's compensation. As part of its analysis, Frederic W. Cook & Co., Inc. reviewed industry and peer groups that it believes is representative of companies that the Company competes for executive talent with and compared Mr. Tucker's compensation to his peers in those groups. The group of investment management and financial services companies included Affiliated Managers Group, Alliance Capital Management, Blackrock, Inc., Eaton Vance Corp., Federated Investors, Inc., Franklin

Resources, Inc., Gabelli Asset Management, Inc., John Nuveen Co., T. Rowe Price Group, Inc., and Janus Capital Group (formerly Stilwell Financial, Inc.).

Deductibility of Compensation

        In reviewing the effectiveness of the Company's compensation program, the Compensation Committee considers the anticipated tax treatment to the Company and to its executives of various payments and benefits. Section 162(m) of the Code provides that compensation paid to the Company's senior executive officers in a single tax year in excess of $1 million is not deductible for federal income tax purposes, unless such compensation is performance based and meets other conditions. Base salary does not qualify as performance-based compensation under Section 162(m) of the Code. Additionally, the deductibility of certain compensation payments depends upon the timing of an executive's vesting or exercise of previously granted awards, as well as interpretations and changes in the tax laws and other factors beyond the Compensation Committee's control. For these and other reasons, the Compensation Committee will not necessarily, or in all circumstances, limit executive compensation to that which is deductible under Section 162(m) of the Code.

        The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives. To this end, the Compensation Committee annually establishes performance criteria under the Executive Incentive Plan in an effort to ensure deductibility of incentive compensation, both as to cash compensation and annual awards of restricted stock. In 2004, all compensation paid to the Company's senior executive officers was deductible by the Company.

Summary

        The Company believes it competes for executive talent with a large number of investment management, securities and other financial services companies, some of which are privately owned and others of which have significantly larger market capitalization than the Company. The Compensation Committee's goal is to maintain compensation programs that are competitive within the investment management and financial services industries. The Compensation Committee has compared the Company's compensation levels to relevant publicly available data for the investment management and financial services industries and has concluded that the Company's compensation levels are competitive. The Compensation Committee believes that the 2004 compensation levels disclosed in this report are fair, reasonable and appropriate in light of the Company's performance and believes that the compensation programs of the Company serve well the interests of the Company's stockholders. The Compensation Committee intends to continue to emphasize programs that it believes positively affect stockholder value.

Waddell & Reed Financial, Inc. Compensation Committee
2004 Members

Jerry W. Walton, Chairman
Alan W. Kosloff
James M. Raines

REPORT OF THE AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any filings of Waddell & Reed Financial, Inc. (the "Company") under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee shall not be incorporated by reference into any such filings, and shall not be deemed soliciting material as filed under the Securities Act or the Exchange Act.

        The Audit Committee is comprised of Alan W. Kosloff, Chairman, Dennis E. Logue and Ronald C. Reimer. The Company's Board of Directors (the "Board") has determined that all of the members of the Audit Committee satisfy the independence and other requirements for audit committee membership of Sections 303A.02, 303A.06 and 303A.07 of the corporate governance standards of the New York Stock Exchange (the "NYSE") and Rule 10A-3 of the Exchange Act, and has also made the determination that Messrs. Kosloff, Logue and Reimer each have the attributes of a financial expert as defined by the regulations of the Securities and Exchange Commission (the "SEC").

        The Audit Committee operates under a written charter adopted by the Board. A copy of the Audit Committee Charter is available on the "Corporate Governance" page of the "Corporate" section of the Company's website at www.waddell.com. In carrying out its responsibilities, the Audit Committee, among other things:

  •
  Monitors the integrity of the financial reporting process, systems of internal controls, and financial statements and reports of the Company;

  •
  Appoints, compensates, retains, and oversees the Company's independent auditors, including reviewing the qualifications, performance and independence of the independent auditors;

  •
  Reviews and pre-approves all audit, attest and review services and permitted non-audit services;

  •
  Oversees the performance of the Company's internal audit function; and

  •
  Oversees the Company's compliance with legal and regulatory requirements.

        In 2004, the Audit Committee met seven times and acted by unanimous written consent on one occasion. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its responsibilities and duties. The Audit Committee's meetings include, whenever appropriate, executive sessions with the Company's independent auditors and with the Company's internal auditors, in each case outside the presence of the Company's management.

        In performing its oversight role, the Audit Committee reviewed the audited consolidated financial statements for the 2004 fiscal year and met and held discussions with management, the Company's internal auditors and KPMG LLP, the Company's independent auditors, to discuss those financial statements and the audit related thereto. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Company's independent auditors have represented to the Audit Committee that the audit of the Company's financial statements has been performed in accordance with the auditing standards of the Public Company Accounting and Oversight Board.

        The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified, supplemented or amended, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The independent auditors also provided the Audit Committee with written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified, supplemented or amended, which relates to the auditors' independence from the Company and its related entities, and the Audit Committee discussed with the independent auditors their independence.

        Based on the Audit Committee's discussions with management, the internal auditors and the independent auditors as described above, and upon its review of the representations of management and the independent auditors and the report of the independent auditors, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the SEC.

Waddell & Reed Financial, Inc. Audit Committee
2004 Members

Alan W. Kosloff, Chairman
Dennis E. Logue
Ronald C. Reimer

Summary Compensation Table

        The following table sets forth the compensation paid to the Chief Executive Officer and the other four most highly compensated executive officers (collectively, the "Named Executive Officers") of the Company for the three most recent fiscal years.

	Annual Compensation							Long Term Compensation
Name and Principal Position	Year	Salary($)		Bonus ($)(1)		Other Annual Compensation $(2)		Restricted Stock Awards $(3)		Securities underlying Options (#)(4)	All other Compensation $(5)
Keith A. Tucker, Chairman & Chief Executive Officer	2004 2003 2002	$ $ $	800,016 800,016 800,016	$ $ $	1,200,000 1,200,000 1,200,000	$ $ $	274,666 203,472 254,579	$ $ $	0 1,875,750 1,297,498	132,573 396,877 291,566	$ $ $	374,042 365,922 373,842
Henry J. Herrmann, President & Chief Investment Officer	2004 2003 2002	$ $ $	800,000 800,000 800,000	$ $ $	1,200,000 1,200,000 1,200,000	$ $ $	140,183 108,846 136,697	$ $ $	0 5,467,322 1,503,496	0 0 291,370	$ $ $	373,807 773,607 373,807
Thomas W. Butch, Senior Vice President & Chief Marketing Officer	2004 2003 2002	$ $ $	350,000 345,000 320,000	$ $ $	405,000 405,000 340,000	$ $ $	21,389 14,065 14,295	$ $ $	45,000 1,198,970 453,393	0 0 4,785	$ $ $	8,200 8,000 8,000
John E. Sundeen, Jr., Senior Vice President, Chief Financial Officer & Treasurer	2004 2003 2002	$ $ $	350,000 325,000 300,000	$ $ $	378,000 441,000 399,877	$ $ $	13,962 10,417 10,526	$ $ $	40,000 1,415,316 453,393	0 0 0	$ $ $	8,200 8,000 8,000
Michael D. Strohm, Senior Vice President & Chief Operations Officer	2004 2003 2002	$ $ $	350,000 325,000 300,000	$ $ $	405,000 405,000 255,000	$ $ $	12,481 14,726 11,287	$ $ $	45,000 1,195,463 438,385	0 0 16,138	$ $ $	8,200 8,000 8,000

(1)
Includes for Mr. Sundeen, $18,000, $36,000 and $59,877 of bonus deferred as a portfolio manager under the Company's Portfolio Manager Deferred Compensation Plan, as amended, and distributed in 2004, 2003 and 2002, respectively. Messrs. Butch, Sundeen and Strohm received $45,000, $40,000 and $45,000, respectively, of their 2004 bonuses in restricted Class A common stock pursuant to the Company's 1998 Executive Deferred Compensation Stock Award Plan, as amended and restated (the "EDC Plan"), to be granted April 2, 2005. Pursuant to the EDC Plan, Messrs. Butch, Sundeen and Strohm received $45,000, $45,000 and $45,000, respectively, of their 2003 bonuses in restricted Class A common stock granted April 2, 2004. Pursuant to the EDC Plan, Messrs. Tucker, Herrmann, Butch, Sundeen and Strohm received $400,000, $520,000, $60,000, $60,000 and $45,000, respectively, of their 2002 bonuses in restricted Class A common stock granted December 31, 2002, with Mr. Tucker's restricted stock being granted March 17, 2003.

(2)
This column includes the aggregate incremental cost to the Company of providing perquisites and personal benefits to the Named Executive Officers for the last three fiscal years if the amount exceeds $50,000 in the aggregate for any fiscal year reported. Perquisites reported in this column that represent at least 25% of the total amount of all perquisites are (i) amounts for executive financial planning for Mr. Tucker of $188,500, $102,500 and $184,788 in 2002, 2003 and 2004, respectively, and for Mr. Herrmann of $94,250, $51,250 and $86,788 in 2002, 2003 and 2004, respectively; and (ii) amounts for personal use of Company aircraft for Mr. Tucker of $81,716 and $69,809 in 2003 and 2004, respectively, and for Mr. Herrmann of $37,054 in 2003. Pursuant to an executive security program established by the Compensation Committee and approved by the Board of Directors, the Company requires that Messrs. Tucker and Herrmann use company aircraft for personal as well as business travel. Although the cost of perquisites and personal benefits provided to Messrs. Butch, Sundeen and Strohm did not meet the threshold for disclosure, the Company is voluntarily reporting these costs. Perquisites that represent at least 25% of the total amount of all perquisites for Messrs. Butch, Sundeen and Strohm are (i) amounts for personal use of a Company provided automobile for Mr. Butch of $10,542, $10,762 and $11,124 in

  2002, 2003 and 2004, respectively, for Mr. Sundeen of $10,526, $10,417 and $10,901 in 2002, 2003 and 2004, respectively, and for Mr. Strohm of $10,410, $10,895 and $11,018 in 2002, 2003 and 2004, respectively; (ii) $6,894 for estate planning for Mr. Butch in 2004, and (iii) $3,921 for commercial airfare for Mr. Strohm's spouse in 2003.

(3)
For 2004, includes bonus amounts for Messrs. Butch, Sundeen and Strohm of $45,000, $40,000 and $45,000 received in restricted stock to be granted April 2, 2005, which vest in one-third increments annually, beginning April 2, 2007. Incentive awards of restricted stock earned in 2004 for Messrs. Tucker, Herrmann, Butch, Sundeen and Strohm of 75,000, 75,000, 30,000, 25,000 and 25,000 were determined March 1, 2005 and will be awarded April 2, 2005. These incentive awards of restricted stock are not reflected in the above table because the value of such shares must be based upon the closing price of the Company's Class A common stock on April 2, 2005, which is a date subsequent to the mailing of this Proxy Statement. Incentive awards are calculated as a percentage of the maximum pool of shares available for award upon the attainment of certain performance goals and will vest in one-third increments annually, beginning April 2, 2007. For 2003, includes (i) the gross number of shares (excluding the number of shares withheld to cover taxes) of restricted stock issued pursuant to participation in the Company's option exchange offer in February 2003 (the "2003 Exchange Offer") of 204,415, 26,534, 42,406 and 29,893 for Messrs. Herrmann, Butch, Sundeen and Strohm, respectively, and (ii) bonus amounts received in restricted stock and incentive restricted stock awards granted April 2, 2004 of 75,000, 75,000, 29,299, 26,799 and 26,799 shares for Messrs. Tucker, Herrmann, Butch, Sundeen and Strohm, respectively, which vest in one-third increments annually, beginning April 2, 2006. The restricted stock issued pursuant to the 2003 Exchange Offer were fully vested at grant, but remain subject to transfer restrictions that lapse in one-third increments annually, beginning March 31, 2005. For 2002, includes bonus amounts received in restricted stock and incentive restricted stock awards granted December 31, 2002 of 76,436, 23,050, 23,050 and 22,287 for Messrs. Herrmann, Butch, Sundeen and Strohm, respectively; Mr. Tucker's 72,284 shares were not granted until March 17, 2003. These shares vest in one-third increments annually, beginning December 31, 2004 and March 17, 2005, respectively. Dividends on all restricted shares are paid directly to these individuals at the same rate dividends are paid on unrestricted shares. Mr. Tucker's 72,284 shares of restricted stock issued March 17, 2003 were transferred in August 2003 to a family limited partnership. As of December 31, 2004, Messrs. Tucker, Herrmann, Butch, Sundeen and Strohm beneficially owned 147,284, 238,283, 59,208, 65,467 and 58,028 shares of restricted stock, respectively, valued at $3,518,615, $5,692,581, $1,414,479, $1,564,007 and $1,386,289, respectively, (based on a year end closing price of $23.89 per share); however, these amounts for Messrs. Herrmann, Butch, Sundeen and Strohm include 112,326, 14,543, 23,302 and 16,372 net shares that were issued pursuant to the 2003 Exchange Offer that were fully vested at grant, but remain subject to transfer restrictions.

(4)
For 2004 and 2003, all options granted by the Company were granted pursuant to the Company's Stock Option Restoration Program ("SORP"). Pursuant to the terms of the 2003 Exchange Offer, all participants waived their rights to participate in the SORP; however, Mr. Tucker was not eligible to participate in the exchange offer and consequently, he is the only senior executive officer of the Company that remains eligible to participate in the SORP. After giving effect to option cancellations pursuant to participation in the 2003 Exchange Offer, the total number of options granted in 2002 that remain outstanding for Messrs. Herrmann, Butch, Sundeen and Strohm are 291,370, 4,785, 0 and 16,138, respectively.

(5)
Included in the balance for the 2004 fiscal year are (i) Company contributions to the Company 401(k) and Thrift Plan, as amended, a funded qualified defined contribution plan, for Messrs. Tucker, Herrmann, Butch, Sundeen and Strohm of $8,200 each, (ii) Company contributions to the Company's Supplemental Executive Retirement Plan for Messrs. Tucker and Herrmann of $300,000 and $300,000, respectively, and (iii) the estimated dollar value for supplemental split-dollar life insurance policy premiums paid by the Company on behalf of Messrs. Tucker and Herrmann of approximately $65,842 and $65,607, respectively. Following the enactment of the Sarbanes-Oxley Act of 2002 on July 30, 2002, these collateral assignment split-dollar policies were terminated and replaced with new endorsement split-dollar policies. The Company will recover from the policies all Company-paid premiums. The estimated value is calculated, in accordance with SEC rules, as if the premiums were advanced to Messrs. Tucker and Herrmann without interest until the date upon which the Company expects to recover its premium payments. As of December 31, 2004, the actuarial value of the split-dollar insurance policy benefits payable to Messrs. Tucker and Herrmann is not in excess of the premiums previously paid by the Company.

Stock Option Grant Table

        The following table sets forth information concerning Class A common stock options granted to the Named Executive Officers during the fiscal year ending December 31, 2004.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year(2)	Exercise or Base Price ($/share)	Expiration Date	Grant Date Present Value ($) (3)
Keith A. Tucker	65,066	44.3%	$19.37	12/11/09	100,202
	9,752	6.6%	$19.37	12/09/10	15,018
	29,585	20.2%	$19.37	01/30/08	45,561
	11,437	7.8%	$19.37	12/15/09	17,613
	16,733	11.4%	$19.37	03/03/09	25,769
Henry J. Herrmann	—	—	—	—	—
Thomas W. Butch	—	—	—	—	—
John E. Sundeen, Jr.	—	—	—	—	—
Michael D. Strohm	—	—	—	—	—

(1)
All options granted to Mr. Tucker in 2004 were restoration options granted on August 2, 2004 pursuant to the Company's Stock Option Restoration Program (the "SORP"). A restoration option is an option granted when an optionee exercises a non-qualified stock option by making payment with previously owned Company Class A common stock (referred to herein as a "SORP Transaction"). A restoration option is granted for the number of shares exchanged for payment of the shares of common stock issued upon exercise of the non-qualified option, including shares surrendered for payment of any federal and state income tax withholdings. Restoration options (i) are non-qualified stock options, (ii) have an exercise price equal to the market price of the Company's Class A common stock on the grant date, (iii) are exercisable six months from the grant date, (iv) have the same expiration date as the original non-qualified option exercised in the SORP Transaction, not to exceed a maximum term of 10 years and two days from the grant date, and (v) may contain the same restoration feature as described above.

(2)
Pursuant to the SORP, the Company issued an aggregate of 146,650 stock options to 15 participants in 2004. The number of stock options issued under the SORP, as well as the number of its participants have significantly decreased due to the majority of optionholders waiving their rights to receive stock options under the SORP in connection with their participation in the 2003 Exchange Offer. Mr. Tucker was not eligible to participate in the exchange offer, and consequently, he is the only senior executive officer of the Company that remains eligible to participate in the SORP.

(3)
All options were valued using the Black-Scholes option pricing model, resulting in a valuation of $1.54 per option. Assumptions used to determine that value included adjusted volatility of 21.79%, a risk free rate of return based on a 1-year Treasury Strip of 2.05%, a dividend yield of 3.1%, and a life of 1 year.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values Table

        The following table sets forth information for each of the Named Executive Officers with respect to Class A common stock acquired on exercise of stock options during 2004, any value realized therein, the number of unexercised options at the end of 2004 (exercisable and unexercisable) and the value of Class A stock options held at the end of 2004. The "Value Realized" column reflects the difference between the market price on the date of exercise and the market price on the date of grant (the exercise price for the option) for all options exercised, even though the executive may have actually received fewer shares as a result of the surrender of shares to pay the exercise price, or the withholding of shares to cover the tax liability associated with the option exercise. Accordingly, the "Value Realized" numbers do not necessarily reflect what the executive might receive, should he choose to sell the shares acquired by the option exercise, since the market price of the shares so acquired may at any time be higher or lower than the price on the exercise date of the option.

			Number of Securities Underlying Unexercised Options at Fiscal Year End (#)
	Number of Securities Underlying Options Exercised(1)				Value of Unexercised In-The-Money Options at Fiscal Year End ($)(2)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Keith A. Tucker	167,622	923,156	1,922,645	574,241	205,396	4,568,031
Henry J. Herrmann	—	—	557,856	143,925	3,886,048	1,230,110
Thomas W. Butch	—	—	14,785	0	98,751	0
John E. Sundeen, Jr.	—	—	129,050	0	1,042,574	0
Michael D. Strohm	—	—	83,631	0	605,560	0

(1)
This column reflects the number of shares underlying options exercised pursuant to the Company's Stock Option Restoration Program ("SORP") in 2004. Pursuant to the terms of the SORP, the actual number of shares received by Mr. Tucker after taking into account the shares surrendered to cover the exercise price and tax liability, if any, was 35,049. Pursuant to the terms of the 2003 Exchange Offer, Messrs. Herrmann, Butch, Sundeen and Strohm waived their rights to participate in the SORP. Mr. Tucker was not eligible to participate in the exchange offer, and consequently, he is the only senior executive officer of the Company eligible to participate in the SORP.

(2)
The value of unexercised in-the-money options equals the difference between the closing price of the Class A common stock at fiscal year end and the option's exercise price, multiplied by the number of shares underlying the options. The closing price of the Class A common stock on December 31, 2004 was $23.89.

Pension Programs

        The Company sponsors the Waddell & Reed Financial, Inc. Retirement Income Plan (the "Pension Plan"), a non-contributory pension plan, and the Waddell & Reed Financial, Inc. Supplemental Executive Retirement Plan, as amended (the "SERP"), a non-qualified deferred compensation plan, covering eligible employees. The SERP provides certain benefits for Company officers that the Pension Plan is prevented from providing because of compensation and benefit limits in the Internal Revenue Code of 1986, as amended.

        The Pension Plan is a tax-qualified, non-contributory pension plan that covers all eligible employees of the Company who are 21 years of age or older and have one or more years of credited service. Benefits under the plan are determined by multiplying the participant's highest earning average in any five consecutive years during the last 10 years of service before retirement by a percentage equal to 2% for each year of credited service up to 30 years and by 1% for each additional year of service in excess of 30 years, for a maximum of 10 years, and then reducing that result by a social security offset. Earnings for purposes of the plan do not include bonuses, commissions (other than for Regional Vice Presidents and Division/District Managers), directors' fees, expense reimbursements, employer contributions to retirement plans, deferred compensation, or any amounts in excess of $205,000 per year (as adjusted). Benefits under the Pension Plan vest 100% after five years. Upon the participant's retirement, benefits under the Pension Plan are payable as an annuity or in a lump sum. Messrs. Tucker, Herrmann, Butch, Sundeen and Strohm are credited with 13, 31, 5, 19 and 28 years of service, respectively, under the Pension Plan.

        The following table shows the estimated annual retirement benefits that would be payable to participants in 2004 with varying salary ranges and years of service. The benefits shown are offset for Social Security deductions and calculated on the basis of payments for the life of a participant who is 65 years of age.

Waddell & Reed Financial, Inc. Retirement Income Plan*

	Years of Credited Service
Remuneration
	15	20	25	30	35
200,000	$55,140	$73,520	$91,900	$110,280	$118,660
250,000	$56,640	$75,520	$94,400	$113,280	$121,910
300,000	$56,640	$75,520	$94,400	$113,280	$121,910
350,000	$56,640	$75,520	$94,400	$113,280	$121,910
400,000	$56,640	$75,520	$94,400	$113,280	$121,910
500,000	$56,640	$75,520	$94,400	$113,280	$121,910

*
The remuneration specified in the table consists of base salary to the extent of $205,000. Earnings that can be taken into account under a tax-qualified defined benefit plan were limited by law in 2004 to $205,000 per year.

        The SERP was adopted to supplement the annual pension paid to certain senior executive officers under the Pension Plan. Currently, Messrs. Tucker and Herrmann are the only eligible participants of the SERP. Each calendar year, the Compensation Committee credits participants' SERP accounts with (1) an amount equal to 4% of his or her base salary, less the amount of any employer matching contribution made on the participant's behalf under the Company's 401(k) plan, and (2) a non-formula award, as determined by the Compensation Committee in its discretion. Additionally, each calendar year, participants' accounts are credited (or charged) with an amount equal to the performance of certain hypothetical or investment vehicles since the last preceding year. Upon a participant's separation or at such other time based on a pre-existing election by a participant, benefits accumulated under the SERP are payable in installments or in a lump sum. As of December 31, 2004, Messrs. Tucker and Herrmann had $2,593,069 and $2,604,000, respectively, accrued in their SERP accounts.

Performance Graph

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, this section entitled "Performance Graph" shall not be incorporated by reference into any future filings, and shall not be deemed soliciting material or filed under the Securities Act or the Exchange Act.

        The following graph compares the cumulative total stockholder return on the Company's Class A common stock from December 31, 1999 through December 31, 2004, with the cumulative total return of the Standard & Poor's 500 Stock Index and the SNL Investment Adviser Index. The SNL Investment Adviser Index is a composite of twenty-one publicly traded asset management companies prepared by SNL Financial, Charlottesville, Virginia. The graph assumes the investment of $100 in the Company's Class A common stock and in each of the two indices on December 31, 1999, with all dividends being reinvested. The closing price of the Company's Class A common stock on December 31, 1999 was $18.08 per share (as adjusted for stock splits). The stock price performance on the graph is not necessarily indicative of future price performance.

Comparison of Cumulative Total Return for the Period Ended December 31, 2004*
Waddell & Reed Financial, Inc.

	Period Ending
Index
	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Waddell & Reed Financial, Inc.	100.00	210.95	182.68	114.10	139.46	145.74
S&P 500*	100.00	91.20	80.42	62.64	80.62	89.47
SNL Asset Manager Index	100.00	159.67	142.98	108.43	151.19	197.26

*
Cumulative Total Return assumes an initial investment of $100 on December 31, 1999, with the reinvestment of all dividends through December 31, 2004.

Security Ownership of Management

        The following table sets forth information regarding beneficial ownership of the Company's Class A common stock by each of its current directors (including all nominees for director) and executive officers and by all such persons as a group as of March 1, 2005. As used in this Proxy Statement, "beneficially owned" means the sole power to vote or direct the voting of a security and the sole power to dispose or direct the disposition of a security, unless otherwise indicated in the footnotes below.

Name of Beneficial Owner	Number of Shares Beneficially Owned Directly(1)(3)	Number of Shares Beneficially Owned Indirectly(2)(4)	Percent of Class
Thomas W. Butch	74,371	13,144	*
Daniel P. Connealy	6,000	0	*
Henry J. Herrmann	0	1,525,265	1.8%
Alan W. Kosloff	16,692	0	*
Dennis E. Logue	18,326	150	*
James M. Raines	33,884	0	*
Ronald C. Reimer	17,636	4,930	*
William L. Rogers	60,026	0	*
Mark A. Schieber `	7,014	0	*
Daniel C. Schulte	60,234	0	*
Michael D. Strohm	166,583	0	*
John E. Sundeen, Jr.	247,584	0	*
Keith A. Tucker	0	4,152,482	4.9%
Jerry W. Walton	30,064	0	*
All Directors, Nominees, and Executive Officers as a group (14 persons)	738,414	5,695,971	7.8%

*
Denotes less than 1%.

(1)
Includes shares that are subject to presently exercisable Class A stock options and options exercisable within 60 days as follows: for Thomas W. Butch, 14,785 shares; for Daniel P. Connealy, 0 shares; for Alan W. Kosloff, 0 shares; for Dennis E. Logue, 0 shares; for James M. Raines, 14,255 shares; for Ronald C. Reimer, 2,275 shares; for William L. Rogers, 33,339 shares; for Mark A. Schieber, 1,492 shares; for Daniel C. Schulte, 1,000 shares; for Michael D. Strohm, 83,631 shares; for John E. Sundeen, Jr., 129,050 shares; for Jerry W. Walton, 0 shares; and for all directors, executive officers and nominees as a group, 2,968,722 shares.

(2)
Indirect beneficial ownership includes shares (i) owned by the director, executive officer or spouse as trustee of a trust or executor of an estate, (ii) owned by the director or the Named Executive Officer in a personal corporation, family limited partnership or family charitable foundation, or (iii) owned by the director or the Named Executive Officer in a retirement account. Indirect beneficial ownership excludes all shares of the unitized stock fund held in the Company 401(k) and Thrift Plan accounts of Messrs. Butch, Schieber, Strohm and Tucker.

(3)
Includes unvested shares of restricted Class A common stock granted under the Stock Incentive Plan of 44,665, 5,000, 15,518, 13,595, 8,395, 15,361, 10,931, 3,833, 45,875, 41,656, 42,165 and 13,479 shares for Messrs. Butch, Connealy, Kosloff, Logue, Raines, Reimer, Rogers, Schieber, Schulte, Strohm, Sundeen and Walton, respectively. Additionally, includes 14,543, 2,904, 4,630, 3,319, 3,516, 992, 8,397, 16,372, 23,302 and 10,442 shares, respectively, issued to Messrs. Butch, Logue, Raines, Reimer, Rogers, Schieber, Schulte, Strohm, Sundeen and Walton, respectively in the 2003 Exchange Offer that were fully vested at grant, but remain subject to transfer restrictions.

(4)
For Messrs. Herrmann and Tucker, indirect beneficial ownership includes 562,796 and 2,126,099 shares, respectively, owned by personal trusts that are subject to presently exercisable Class A stock options and options exercisable within 60 days, and 147,284 and 125,957 shares, respectively, of unvested restricted stock owned by a personal trust or held by a family limited partnership.

OTHER MATTERS

Independent Auditors' Services and Fees

        KPMG LLP has served as the Company's independent auditors since its appointment in 1981. Representatives of KPMG LLP are expected to be present at the annual meeting to respond to appropriate questions and will have the opportunity to make a statement if the representatives desire to do so. As of the date of this Proxy Statement, the Audit Committee has not yet convened to select the independent auditor to audit the books, records, and accounts of the Company and its subsidiaries for the 2005 fiscal year. It is expected that the Audit Committee will approve the engagement of an independent auditor at a meeting to be held in April 2005.

        The Audit Committee or a designated member thereof pre-approves the audit and non-audit services to be rendered to the Company, as well as the fees associated with such services. Generally, management will submit to the Audit Committee a detailed list of services that it recommends the Audit Committee engage the independent auditors to provide for the fiscal year. The Audit Committee pre-approves certain audit and non-audit services and establishes a dollar limit on the amount of fees the Company will pay for each category of services. The Audit Committee is informed from time to time as to the non-audit services actually provided pursuant to the pre-approval process. During the year, the Audit Committee periodically reviews the types of services and dollar amounts approved and adjusts such amounts, as it deems appropriate. Unless a service to be provided by the independent auditors has received general pre-approval, it will require specific pre-approval by the Audit Committee. The Audit Committee also periodically reviews all non-audit services to ensure such services do not impair the independence of the Company's independent auditors. The Audit Committee approved all services provided by KPMG LLP for the 2003 and 2004 fiscal years. These services included the audit of the Company's annual financial statements, review of the Company's quarterly financial statements, tax consultation services, preparation of corporate tax returns, auditing of employee benefits plans, corporate and executive financial planning services and certain agreed upon procedures audits. See "Report of Audit Committee" for a discussion of auditor independence.

  Audit Fees

        The aggregate fees billed by KPMG LLP for the audit of the Company's annual financial statements and review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal years 2003 and 2004 were $241,375 and $427,998, respectively.

  Audit-Related Fees

        The aggregate fees billed by KPMG LLP for assurance and other services related to the performance of the audit or review of the Company's financial statements, and not reported above under "Audit Fees," for fiscal years 2003 and 2004 were $70,525 and $103,205, respectively. These fees primarily relate to financial statement audits of employee benefit plans, certain agreed upon procedures, and general accounting consultation and research.

  Tax Fees

        The aggregate fees billed by KPMG LLP for income tax consultation, including tax compliance, tax advice and tax planning for fiscal years 2003 and 2004 were $467,610 and $461,257, respectively. These fees primarily relate to corporate and executive financial planning, preparation and review of corporate tax returns, and other general tax consultation. Beginning January 1, 2005, KPMG LLP will no longer be providing executive financial planning to the Company's executives.

  All Other Fees

        KPMG LLP did not bill the Company for any other services during fiscal years 2003 and 2004.

        The Audit Committee has considered whether the non-audit services provided by KPMG LLP, including the services rendered in connection with income tax consultation, were compatible with maintaining KPMG LLP's independence and has determined that the nature and substance of the limited non-audit services did not impair the status of KPMG LLP as the Company's independent auditors.

Other Business Presented at Annual Meeting

        As of the date of this Proxy Statement, the Board knows of no other business that may properly be, or is likely to be, brought before the annual meeting. If any other matters should arise at the annual meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

Stockholder Proposals for the 2005 Annual Meeting

        In order for a stockholder proposal to be eligible to be included in the Company's proxy statement and proxy form for the 2006 Annual Meeting of Stockholders, the proposal (1) must be received by the Company at its executive offices, 6300 Lamar Avenue, Overland Park, Kansas 66202, Attn: Corporate Secretary, on or before November 21, 2005, and (2) must concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations, and the Company's Bylaws and policies, and must otherwise comply with Rule 14a-8 of the Exchange Act.

Householding of Proxy Materials

        In an effort to reduce printing costs and postage fees, the Company has adopted a practice approved by the SEC called "householding." Under this practice, certain stockholders who have the same address and last name will receive only one copy of this Proxy Statement and the Company's annual report, unless one or more of these stockholders notifies the Company that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

        If you share an address with another stockholder and received only one copy of this Proxy Statement and the Company's annual report, and would like to request a separate copy of these materials, or you do not wish to participate in householding in the future, please (1) mail such request to Waddell & Reed Financial, Inc. Attn: Investor Relations Department, 6300 Lamar Avenue, Overland Park, Kansas 66202, or (2) contact our Investor Relations Department toll-free at (800)-532-2757. Similarly, you may also contact the Company if you received multiple copies of the Company's proxy materials and would prefer to receive a single copy in the future.

Where You Can Find More Information

        The Company files reports, proxy statements and other information with the SEC. You can read and copy these reports, proxy statements and other information concerning the Company at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800)-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including the Company. The Company's Class A common stock is quoted on the NYSE. These reports, proxy statements, and other information are also available for inspection at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

        In addition, the Company's Annual Report on Form 10-K (without exhibits) is available via the Internet at the Company's website (www.waddell.com). If you would like to request documents from the Company, please do so by April 13, 2005 to receive them before the annual meeting.

        You may request a copy of the Company's filings (other than exhibits which are not specifically incorporated by reference therein) at no cost by writing or telephoning us at the following address:

Waddell & Reed Financial, Inc.
Attn: Investor Relations Department
6300 Lamar Avenue
Overland Park, Kansas 66202
(800) 532-2757

        You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote on the election of directors. The Company has not authorized anyone else to provide you with different information. You should not assume that the information in this Proxy Statement is accurate as of any date other than March 21, 2005.

By Order of the Board of Directors

Wendy J. Hills Vice President, Secretary & Associate General Counsel

Appendix A

WADDELL & REED FINANCIAL, INC.
AUDIT COMMITTEE CHARTER,
AS AMENDED AND RESTATED

March 2005

I.     PURPOSE

        The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Waddell & Reed Financial, Inc. (the "Company") and assists the Board in fulfilling its oversight responsibility relating to: (a) the integrity of the financial reporting process, systems of internal controls, and the financial statements and reports of the Company, (b) the performance of the Company's internal audit function, (c) the independent auditor's qualifications, independence, and performance, and (d) the Company's compliance with legal and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention, and oversight of the Company's independent auditors (the "Outside Auditors") for the purposes of preparing or issuing an audit report or performing other audit, review, attest or related services for the Company, and preparing the audit committee report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

        All of the requirements of this Audit Committee Charter (the "Charter") are qualified by the understanding that the role of the Committee is to act in an oversight capacity and is not to imply or require a detailed review of the work performed by the Outside Auditors or the Company's management unless specific circumstances are brought to its attention warranting such a review. The Committee should expect that (a) management of the Company and the Outside Auditors have the responsibility to plan and conduct financial audits and to determine that the Company's financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations, and (b) management of the Company has the responsibility to ensure the Company's compliance with applicable legal and regulatory requirements.

II.    COMMITTEE MEMBERSHIP

        The Committee shall be comprised of not less than three nor more than eight directors as determined from time to time by the Board after considering the recommendation of the Company's Nominating and Corporate Governance Committee. The members of the Committee shall serve until their successors are duly elected and qualified or until their earlier resignation or removal.

        The Board must determine that each of the members of the Committee meet the independence requirements of the New York Stock Exchange (the "NYSE"), any other exchange on which the Company's securities are traded, the Securities Exchange Act of 1934, as amended the ("Exchange Act"), including Section 10A(m)(3) thereof, and the rules and regulations of the Commission. The Board must determine that each member of the Committee is financially literate, or receive assurances that the member will become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, the Board must determine whether at least one member of the Committee has the attributes of an audit committee financial expert, as defined by the Commission. If required by the NYSE or the rules and regulations of the Commission, the Company shall include appropriate disclosures in its periodic reports filed pursuant to Sections 13(a) and 15(d) of the Exchange Act regarding the independence and financial expertise of its Committee members. Committee members shall not simultaneously serve on the audit committee of more than two other public companies without the approval of the full Board.

III.  COMMITTEE MEETINGS

        The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Committee may request any officer, employee, advisor, or independent auditor of the Company to attend a meeting of the Committee. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company. The Committee shall make regular reports to the Board in connection with its reviews and investigations.

        The Committee shall meet (a) with management and the Outside Auditors in separate executive sessions at least semi-annually, including in advance of the filing of each Form 10-K, or more often in the discretion of the Committee, (b) with management and the Outside Auditors in advance of the filing of each Form 10-Q, and (c) with the internal auditors of the Company (the "Internal Auditors") in executive session at least semi-annually, or more often in the discretion of the Committee, to discuss matters for which the Committee has responsibility.

        The full Board shall elect a chairman of the Committee. If a chairman is not elected by the Board or is not present at a particular meeting, the members of the Committee may designate a chairman by majority vote of the Committee membership in attendance. The chairman (or acting chair) shall preside at each Committee meeting. The chairman (or acting chair) may direct appropriate members of management and staff to prepare draft agendas and related background information for each Committee meeting. Any background materials, together with the agenda, should be distributed to the Committee members in advance of the meeting. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company records.

IV.    COMMITTEE RESPONSIBILITIES AND DUTIES

        In performing its functions, the Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute to, and implement, the purposes of the Committee. The following are specific functions of the Committee:

Financial Statements and Disclosure Matters:

  1.
  Review and discuss the annual and quarterly financial statements, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, with management and the Outside Auditors, and in the discretion of the Committee, the Internal Auditors, prior to the annual and quarterly financial statements being filed in the Company's Form 10-K and Form 10-Q, as applicable. In connection with these reviews, the Committee must:

  (a)
  Review and discuss with the Outside Auditors (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Outside Auditors, (iii) the internal controls adhered to by the Company, management and the financial, accounting and internal auditing personnel of the Company and the impact of each on the quality and reliability of the Company's financial reporting, and (iv) other material written communications between the Outside Auditors and management, such as any management letter or schedule of unadjusted differences.

  (b)
  Review and discuss with management and the Outside Auditors, and in the discretion of the Committee, the Internal Auditors, (i) significant accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, (ii) significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including the effect of alternative GAAP methods on the financial statements, (iii) the development, selection and disclosure of critical accounting estimates and the analyses of alternative assumptions or estimates, and the effect of such estimates on the Company's financial statements, (iv) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company, (v) any "pro forma" or "adjusted" non-GAAP information contained in the Company's periodic reports, (vi) the effect of significant litigation, contingencies and claims against the Company on the Company's financial statements, and (vii) audit problems or difficulties and management's response thereto.

  2.
  Discuss with management the Company's earnings press releases, including the use, if any, of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies, if any. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

  3.
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  4.
  Discuss with the Outside Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 including (i) the Outside Auditors' responsibility under generally accepted auditing standards ("GAAS"), (ii) the Company's significant accounting policies, (iii) accounting estimates, assumptions and judgments used in preparing the Company's financial statements, (iv) significant audit adjustments discovered, and (v) disagreements with management encountered in the course of the audit.

Oversight of the Company's Internal Audit Department and Legal Compliance

  1.
  Review the budget, plan, activities, organizational structure, and qualifications of the internal audit department.

  2.
  Review the appointment, performance and replacement of the internal audit director.

  3.
  Communicate with management, the Outside Auditors and the Internal Auditors to obtain information concerning (a) the internal audits performed during the year and the results thereof, (b) the Company's significant accounting principles, financial reporting policies and internal controls of the Company and any changes therein, (c) any deficiencies in the Company's internal controls and any special audit steps adopted in light of material control deficiencies, and (d) the competency of the Company's financial, accounting and internal auditing personnel.

  4.
  Review significant reports prepared by the internal audit department together with management's response thereto.

  5.
  Evaluate the internal auditing department and its impact on the financial reporting process, systems of internal controls and financial statements and reports of the Company.

  6.
  Review with the Company's legal counsel, at least annually, any (a) legal matters that could have a material impact on the Company's financial statements or compliance with applicable laws or internal governance policies, and (b) correspondence between the Company and regulators or governmental agencies and any employee complaints raising material issues with respect to the Company's financial reporting process, internal controls, or financial statements.

  7.
  Obtain reports from management and the Company's internal audit director concerning the Company's compliance with applicable legal and regulatory requirements, if any.

Oversight of the Outside Auditors

  1.
  Appoint, terminate and compensate the Outside Auditors. The Committee is also responsible for approving, evaluating, retaining, and overseeing the work of the Outside Auditors (including the Audit Plan) and resolving any disagreements between management and the Outside Auditors regarding the Company's financial reporting process, internal controls and financial statements. The Outside Auditors shall report directly to the Committee.

  2.
  Pre-approve all audit, review or attest services and permitted non-audit services (including the terms and fees thereof) to be performed for the Company or its subsidiaries by the Outside Auditors, subject to the de minimis exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, and establish policies and procedures for engaging the Outside Auditors to perform services other than audit, review and attest services.

  3.
  Review the experience, qualifications and performance of the Outside Auditors' team, including the lead audit partner and other senior members of the team.

  4.
  Obtain and review a report from the Outside Auditors at least annually regarding (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (c) all relationships between the Outside Auditors and the Company, including the written disclosures and the letter required by Independence Standards Board Standard 1, as it may be amended from time to time, and any successor to such standard. The Committee shall evaluate the qualifications, performance and independence of the Outside Auditors, including considering whether the auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditors' independence. In making this evaluation, the Committee should take into account the opinions of management and the Internal Auditors. The Committee shall present its conclusions to the Board.

  5.
  Oversee the rotation of the lead audit partner, the concurring review partner, the client service partner and other "line" partners directly involved in the performance of the audit, review or attest services of the Company as required by applicable law. The Committee may require the Outside Auditors to stagger the rotation of these partners to ensure that the engagement team continues to have appropriate expertise to allow the audit engagement to be conducted in accordance with GAAS.

  6.
  Recommend and oversee the Company's policies for hiring employees or former employees of the Outside Auditors who have participated in any capacity in an audit of the Company.

  7.
  Discuss, if necessary or appropriate, with the national office of the Outside Auditors issues on which the Company's audit team consulted them and matters of audit quality and consistency.

  8.
  Discuss with management and the Outside Auditors, and in the discretion of the Committee, the Internal Auditors, any accounting adjustments that were noted or proposed by the Outside Auditors, but were passed (as immaterial or otherwise).

  9.
  Discuss with the Outside Auditors any difficulties the Outside Auditors encountered in the course of the audit work, including any restrictions on the scope of the Outside Auditors' activities or on access to requested information, and any significant disagreements with management.

  10.
  Discuss with the Outside Auditors any "management" or "internal control" letters issued, or proposed to be issued, to the Company by the Outside Auditors.

  11.
  Discuss with the Outside Auditors the responsibilities, budget and staffing of the Company's internal audit function.

  12.
  Obtain from the Outside Auditors the information required to be disclosed to the Company by GAAS in connection with the conduct of an audit.

  13.
  Obtain from the Outside Auditors the reports required to be furnished to the Committee under Section 10A of the Exchange Act and any information with respect to illegal acts in accordance with Section 10A.

  14.
  Require the Outside Auditors to review the financial information included in the Company's Form 10-Q in accordance with Rule 10-01(d) of Regulation S-X prior to the Company filing such reports with the Commission. If the Company states in its Form 10-Q that the interim financial statements have been reviewed by the Outside Auditors, the Committee must obtain the Outside Auditors' report as required by Rule 10-01(d).

Other Committee Responsibilities and Clarification of Role

  1.
  Oversee the integrity of the audit process, financial reporting process, internal accounting controls and financial statements of the Company, and the work of management, the Internal Auditors and the Outside Auditors in these areas, as applicable. The Committee shall provide an open avenue of communication between management, the Internal Auditors, the Outside Auditors and the Board.

  2.
  The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that the decision of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

  3.
  Annually prepare the Committee report to stockholders as required by the Exchange Act. This report shall be included in the Company's annual proxy statement.

  4.
  Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  5.
  Review management's report regarding the internal controls and procedures for financial reporting of the Company as required by the rules and regulations of the Commission.

  6.
  Perform any other activities consistent with this Charter, the Company's Bylaws, and governing laws and regulations as the Committee or the Board deems necessary or appropriate.

  7.
  Review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Outside Auditors, and the performance of the Company's internal audit department.

  8.
  Nothing in this Charter will, or will be deemed to, decrease or modify in any manner adverse to any member of the Committee, such member's right to rely on statements and certifications made by the Company's officers, employees, agents, counsel, experts and auditors.

  9.
  Nothing in this Charter will, or will be deemed to, adversely affect in any manner the rights of members of the Committee to indemnification and advancement of expenses under the Certificate of Incorporation or Bylaws of the Company or under any contract, agreement, arrangement or understanding benefiting such member.

  10.
  Notwithstanding any other provision of this Charter, no provision of this Charter will, except to the extent required by applicable law, rule or regulation, be construed to create any duty or obligation on the part of the Committee or any of its members or to increase their liability.

V.     PERFORMANCE EVALUATION

        The Committee must annually conduct a self-evaluation of its performance and, from time to time, evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. In conducting its self-evaluation, the Committee may address all matters that it considers relevant to its performance, including (a) the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, (b) the manner in which they were discussed or debated, and (c) whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner. The Committee shall report to the Board the results of any self-evaluation, including any recommended amendments to this Charter.

VI.   INVESTIGATIONS AND STUDIES; OUTSIDE ADVISORS

        The Committee has the power and authority to conduct any investigation it deems appropriate in fulfilling its responsibilities, and has direct access to the Outside Auditors and the Internal Auditors, as well as anyone else in the Company. The Committee may retain, at the Company's expense and without separate Board approval, outside legal, accounting or other advisors it deems necessary in the performance of its duties. The Company shall provide for appropriate funding, as determined by the Committee, for payment of (a) compensation to the Outside Auditors for the purpose of rendering or issuing an audit report or related work or performing other audit, review, or attest services for the Company, (b) compensation to any advisors employed by the Committee, and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

WADDELL & REED FINANCIAL, INC.

PROXY

FOR THE ANNUAL MEETING OF THE STOCKHOLDERS OF
WADDELL & REED FINANCIAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Keith A. Tucker and Henry J. Herrmann, jointly and severally with full power of substitution, to represent and vote, as represented on the reverse side, all shares of Company Class A common stock which the undersigned holds of record and is entitled to vote at the Annual Meeting of Stockholders to be held at the executive offices of the Company, 6300 Lamar Avenue, Overland Park, Kansas 66202 on the 27th day of April, 2005 at 10:00 a.m. (CDT), or any adjournment thereof. All shares votable by the undersigned, including shares held of record by agents or trustees for the undersigned as a participant in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan, the Torchmark Corporation Savings and Investment Plan, the Liberty National Life Insurance Company 401(k) Plan and the Profit Sharing and Retirement Plan of Liberty National Life Insurance Company, will be voted in the same manner specified and in the discretion of the persons named above, or such agents or trustees, on such other matters as may properly come before the meeting.

ELECTION OF DIRECTORS:

Alan W. Kosloff, Keith A. Tucker and Jerry W. Walton
(change of address/comments)

        YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

SEE REVERSE SIDE

FOLD AND DETACH HERE

Please mark
your votes as
in this example ☒

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN PROPOSAL 2. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

The Board of Directors recommends a vote FOR:
1.	Election of Directors (see reverse) FOR WITHHELD [ ] [ ] FOR, except vote withheld for the following nominee(s): (Instruction: To withhold authority to vote for any individual nominees, write that nominee's name here.)	2.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

IMPORTANT —PLEASE SIGN EXACTLY AS NAME APPEARS BELOW AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executive administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Receipt herewith of the Company's Annual Report and Notice of Meeting and Proxy Statement, dated March 21, 2005, is hereby acknowledged.
Stockholder Name and Address prints here
Signature	Signature if held jointly

Dated , 2005

FOLD AND DETACH HERE

WADDELL & REED FINANCIAL, INC.

Dear Stockholder:

        If voting by proxy, we encourage you to vote your shares electronically this year either by telephone or via the Internet. This will eliminate the need to return your proxy card. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card. When voting your shares electronically by telephone or via the Internet, you will need your proxy card and Social Security Number (where applicable). The EquiServe Vote by Telephone and Vote by Internet systems are maintained by our transfer agent, EquiServe Trust Company, N.A. ("EquiServe") and can be accessed 24 hours a day, seven days a week up until the day prior to the annual meeting; votes may be cast by Internet up until 11:59 p.m. on the day before the annual meeting.

        In addition to voting by Internet, stockholders of Waddell & Reed Financial, Inc. can now take advantage of several services available through EquiServe. These services include:

Internet Account Access

        Stockholders may access their accounts on-line at www.equiserve.com. Among the services offered through Account Access, stockholders may view dividend payment histories, request address changes and certify tax identification numbers.

Direct Deposit of Dividends

        We encourage all stockholders who receive their dividends in cash to participate in direct deposit. To enroll in this service, please mail your request along with a copy of your voided check, to EquiServe at the address noted below.

Transfer Agent Contact Information

EquiServe Trust Company, N.A.	Telephone Inside the USA:	(800) 446-2617
P.O. Box 43069	Telephone Outside the USA:	(781) 575-2723
Providence RI 02940-3069	TDD/TYY for Hearing Impaired:	(800) 952-9245

QuickLinks

Summary Term Sheet
INFORMATION CONCERNING THE ANNUAL MEETING
PROPOSAL NO. 1—ELECTION OF DIRECTORS
OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY
CORPORATE GOVERNANCE
PRINCIPAL STOCKHOLDERS OF THE COMPANY
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
Waddell & Reed Financial, Inc. Retirement Income Plan
OTHER MATTERS